GMO U.S. EQUITY ALLOCATION SERIES FUND	Summary Prospectus August 31, 2012, as revised September 11, 2012

Share Class:	Class R4	Class R5	Class R6
Ticker:	—	—	—

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://dc.gmo.com. You can also get this information at no cost by calling 877-466-7778, by sending an email request to DCFundProspectus@gmo.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, both dated August 31, 2012, as supplemented, are incorporated by reference into this summary prospectus.

Investment objective

Total return greater than that of its benchmark, the Russell 3000 Index.

Fees and expenses

The table below describes the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Annual Fund operating expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class R4	Class R5	Class R6
Management fee[2]	0.00%	0.00%	0.00%
Distribution and service (12b-1) fee[3]	0.25%	0.10%	None
Other expenses[4]	0.06%	0.06%	0.06%
Acquired fund fees and expenses[5]	0.39%	0.39%	0.39%
Total annual fund operating expenses	0.70%	0.55%	0.45%
Expense reimbursement[6]	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after expense reimbursement	0.69%	0.54%	0.44%

1 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and GMO U.S. Equity Allocation Fund (“USEAF”), the underlying fund in which the Fund invests.

2 Neither the Fund nor USEAF charges a management fee, but each indirectly bears the management fees of the underlying funds in which USEAF invests.

3 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

4 “Other expenses” include administration fees of 0.05%.

5 These indirect expenses include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of transaction fees) and indirect transaction fees were approximately 0.38% and 0.01%, respectively.

6 Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least August 31, 2013, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect expense reimbursements and both amounts shown include the expenses of both USEAF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year*	3 Years
Class R4	$70	$223
Class R5	$55	$175
Class R6	$45	$143

* After reimbursement

Portfolio turnover

The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended April 30, 2012, the Fund’s portfolio turnover rate is not available.

GMO U.S. EQUITY ALLOCATION SERIES FUND

Principal investment strategies

The Fund invests substantially all of its assets in GMO U.S. Equity Allocation Fund (“USEAF”), which invests primarily in shares of other funds managed by GMO (“GMO Funds”). The Fund’s investment objective and principal investment strategies, therefore, are substantially similar to those of USEAF. References to the Fund may refer to actions undertaken by the Fund or USEAF. The Fund’s investment adviser, GMO, is also the investment adviser to USEAF.

The Fund is a fund of funds and invests primarily in shares of the GMO U.S. Equity Funds. In addition, the Fund may invest in shares of GMO Flexible Equities Fund and GMO U.S. Flexible Equities Fund (the GMO Funds in which the Fund invests are collectively referred to herein as the “underlying Funds”) and may hold securities directly.

The Fund primarily seeks exposure to U.S. equity investments (which may include both growth and value style equities and equities of any market capitalization) but also may have exposure to non-U.S. equity investments. Under normal circumstances, the Fund invests (including through investment in the underlying Funds) at least 80% of its assets in equity investments tied economically to the U.S. The term “equity investments” refers to direct and indirect (e.g., through the underlying Funds) investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts.

The Manager uses multi-year forecasts of returns and risk among major sectors in the U.S. equity market (large-cap value, large-cap growth, large-cap core, small- and mid-cap value, small- and mid-cap growth, and real estate/REIT) to select the underlying Funds in which the Fund invests, and to decide how much to invest in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. The Manager changes the Fund’s holdings of underlying Funds in response to changes in its investment outlook and market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund, another GMO Fund, and unaffiliated money market funds.

The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying Funds. Because the Fund invests substantially all of its assets in USEAF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through USEAF, which include those outlined in the following brief summary of principal risks. USEAF and some of the underlying Funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were a diversified investment company. In addition to the risks to which the Fund is exposed through its investment in USEAF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of USEAF.

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Market Risk – Equity Securities – The market price of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate to or decline from that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market prices of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund and the underlying Funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. The Fund’s portfolio managers may use quantitative analyses and models, and any imperfections or limitations in those analyses and models could affect the ability of the portfolio managers to implement the strategies they wish to pursue. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s fundamental assessment of an investment may be wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

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Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

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Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in USEAF and the underlying Funds in which it invests, including the risk that USEAF and those Funds will not perform as expected. Because the Fund bears the fees and expenses of USEAF and the underlying Funds in which it invests, a reallocation of USEAF’s investments to underlying Funds with higher fees or

GMO U.S. EQUITY ALLOCATION SERIES FUND

expenses will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable than those associated with an investment in funds that charge a fixed management fee.

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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. markets are less stable, smaller, less liquid, and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. securities, (ii) transactions in those securities, and (iii) the repatriation of proceeds generated from the sale of those securities. Also, many non-U.S. markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments.

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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of non-U.S. currency holdings and investments denominated in non-U.S. currencies. In addition, hedging a non-U.S. currency can have a negative effect on performance if the U.S. dollar declines in value relative to that currency.

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Liquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund or an underlying Fund from selling particular securities or unwinding derivative positions at desirable prices.

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Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. Derivatives also present other risks, including market risk, liquidity risk, currency risk, and counterparty risk.

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Counterparty Risk – The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

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Real Estate Risk – To the extent an underlying Fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

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Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•	Short Sales Risk – The Fund runs the risk that an underlying Fund’s loss on a short sale of securities that the underlying Fund does not own is unlimited.

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Leveraging Risk – The use of derivatives and securities lending creates leverage. Leverage increases the magnitude of the Fund’s losses when the value of its investments (including derivatives) declines.

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Focused Investment Risk – Focusing investments in countries, regions, sectors, companies, or industries with high positive correlations to one another creates more risk than if the Fund’s investments were less correlated.

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Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or financial intermediary), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will disrupt the Fund’s operations.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund’s benchmark (which is a broad-based index) and a composite index computed by the Manager. As of the date of this Prospectus, the Fund had not commenced operations. Returns shown are those of USEAF (Class III shares), adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Past performance (before and after taxes) is not an indication of future performance.

GMO U.S. EQUITY ALLOCATION SERIES FUND

Annual Total Returns/Class R4 Shares

Years Ending December 31

Highest Quarter: 18.00% (2Q2003)

Lowest Quarter: –16.57% (3Q2002)

Year-to-Date (as of 6/30/12): 8.64%

Average Annual Total Returns

Periods Ending December 31, 2011

	1 Year	5 Years	10 Years	Inception
				12/31/92	*
Class R4
Return Before Taxes	9.59%	0.84%	4.12%	9.70%
Return After Taxes on Distributions	8.95%	0.00%	3.31%	6.57%
Return After Taxes on Distributions and Sale of Fund Shares	6.62%	0.55%	3.40%	6.75%
Class R5
Return Before Taxes	9.76%	0.99%	4.28%	9.87%
Class R6
Return Before Taxes	9.87%	1.09%	4.39%	9.98%
Russell 3000 Index (Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	1.03%	–0.01%	3.51%	7.90%
Russell 3000 ++ Index (Composite index)	1.03%	–0.01%	3.44%	8.11%

* Inception date for USEAF (Class III shares).

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Division and Senior Member of GMO responsible for day-to-day portfolio management of the Fund:

Investment Division	Senior Member (Length of Service)	Title
Asset Allocation	Ben Inker (since the Fund’s inception)	Co-Director, Asset Allocation Division, GMO
Asset Allocation	Sam Wilderman (since 2012)	Co-Director, Asset Allocation Division, GMO

Purchase and sale of Fund shares

In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.

Tax information

The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax advisor and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.

Financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer, agent, or other financial intermediary (such as a bank), the Fund and GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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